SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): July 26, 2001

TANISYS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	0-29038 (Commission File Number)	74-2675493 (I.R.S. Employer Identification Number)

12201 Technology Blvd., Suite 125 Austin, Texas (Address of principal executive offices)	78727 (Zip Code)

(512) 335-4440 (Registrant’s Telephone Number, Including Area Code)

TANISYS TECHNOLOGY, INC. AND SUBSIDIARIES

Item 5. Other Events.

     On July 26, 2001 the Registrant issued a press release, a copy of which is filed with this report.

     The following exhibit is filed as part of this report.

Exhibit No.	Description
99.1	Press Release issued July 26, 2001

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 31, 2001	TANISYS TECHNOLOGY, INC. By: /s/ CHARLES T. COMISO —————————————— Charles T. Comiso Chief Executive Officer, President and Director

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 26, 2001

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